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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-36246) of SINA.com of our report dated July 17, 2000 which is included in the Company's June 30, 2000 Annual Report on Form 10-K.


                                                  /s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
September 27, 2000